Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Contingency [Line Items]
Income Taxes
INCOME TAXES
Income Before Income Taxes. The sources of income from continuing operations before income taxes are:

(dollars in millions)	2018	2017	2016
United States	$3,630	$2,990	$2,534
Foreign	4,650	4,773	4,599
	$8,280	$7,763	$7,133

On December 22, 2017 Public Law 115-97 “An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018” was enacted. This law is commonly referred to as the Tax Cuts and Jobs Act of 2017 (TCJA).
In 2018, the Company recorded a $744 million charge, representing TCJA related adjustments. The amounts primarily relate to non-U.S. taxes that will become due when previously reinvested earnings of certain international subsidiaries are remitted. The Company has completed its accounting for the TCJA as described in Staff Accounting Bulletin (SAB 118). In 2019, the Company will continue to review and incorporate, as necessary, updates related to forthcoming U.S. Treasury Regulations, other interpretive guidance, and the finalization of the deemed inclusions to be reported on the Company’s U.S. federal income tax returns.
The Company no longer intends to reinvest certain undistributed earnings of its international subsidiaries that have been previously taxed in the U.S. As such, in the fourth quarter, it has recorded the taxes associated therewith. For the remainder of the Company’s undistributed international earnings, unless tax effective to repatriate, UTC will continue to permanently reinvest these earnings. As of December 31, 2018, such undistributed earnings were approximately $18 billion, excluding other comprehensive income amounts. It is not practicable to estimate the amount of tax that might be payable on the remaining amounts.
Provision for Income Taxes. The income tax expense (benefit) for the years ended December 31, 2018, 2017 and 2016 consisted of the following components:

(dollars in millions)	2018	2017	2016
Current:
United States:
Federal	$442	$1,577	$30
State	211	64	(21)
Foreign	1,238	1,140	1,290
	1,891	2,781	1,299
Future:
United States:
Federal	57	(27)	318
State	62	84	134
Foreign	616	5	(54)
	735	62	398
Income tax expense	$2,626	$2,843	$1,697
Attributable to items credited (charged) to equity	$501	$(128)	$(299)

Reconciliation of Effective Income Tax Rate. Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2018	2017	2016
Statutory U.S. federal income tax rate	21.0%	35.0%	35.0%
Tax on international activities	0.9%	(6.4)%	(8.1)%
Tax audit settlements	—%	(0.7)%	(2.9)%
U.S. tax reform	9.0%	8.9%	—
Other	0.8%	(0.2)%	(0.2)%
Effective income tax rate	31.7%	36.6%	23.8%

The 2018 effective tax rate reflects a net tax charge of $744 million for TCJA related adjustments. The amount primarily relates to non-U.S. taxes that will become due when previously reinvested earnings of certain international subsidiaries are remitted. As noted above, the Company has completed its accounting related to these items as described in Staff Accounting Bulletin (SAB 118). The 2018 effective tax rate reconciliation reflects the corporate rate reduction enacted by the TCJA. The decrease in international activities is primarily related to higher international tax costs compared to the U.S. federal statutory rate.
The 2017 effective tax rate reflects a net tax charge of $690 million, as described above, attributable to the passage of the TCJA. These 2017 provisional amounts, recorded as described in SAB 118, relate to U.S. income tax attributable to previously undistributed earnings of UTC’s international subsidiaries and equity investments, net of foreign tax credits, and the revaluation of U.S. deferred income taxes.
The decrease in the tax audit settlement represents a $55 million favorable adjustment in 2017 related to the expiration of certain statute of limitations offset by the absence of the favorable audit settlements in 2016 described below. The decrease in the benefit associated with international activities is related to international earnings taxed at lower statutory rates offset by the absence of certain credits included in 2016. On December 7, 2017, the province of Quebec enacted a retroactive tax law change resulting in a cost of $48 million offset by the 2016 French law changes described below.
The 2016 effective tax rate reflects $206 million of favorable adjustments related to the conclusion of the review by the Examination Division of the Internal Revenue Service of the UTC 2011 and 2012 tax years and the Goodrich Corporation 2011 and 2012 tax years through the date of its acquisition. In addition, at the end of 2016, France enacted a tax law change reducing its corporate income tax rate, which resulted in a tax benefit of $25 million.
Deferred Tax Assets and Liabilities. Future income taxes represent the tax effects of transactions which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Future income tax benefits and payables within the same tax paying component of a particular jurisdiction are offset for presentation in the Consolidated Balance Sheet. The amounts have been adjusted for the impact of the TCJA.
The tax effects of temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2018 and 2017 are as follows:

(dollars in millions)	2018	2017
Future income tax benefits:
Insurance and employee benefits	$1,154	$928
Other asset basis differences	1,013	798
Other liability basis differences	1,482	1,158
Tax loss carryforwards	583	544
Tax credit carryforwards	1,050	948
Valuation allowances	(605)	(582)
	$4,677	$3,794
Future income taxes payable:
Intangible assets	$4,462	$2,100
Other asset basis differences	2,159	1,315
Other items, net	123	411
	$6,744	$3,826

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.
Tax Credit and Loss Carryforwards. At December 31, 2018, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2019-2023	$32	$286
2024-2028	33	189
2029-2038	354	559
Indefinite	631	1,931
Total	$1,050	$2,965

Unrecognized Tax Benefits. At December 31, 2018, we had gross tax-effected unrecognized tax benefits of $1,619 million, of which $1,609 million, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2018, 2017 and 2016 is as follows:

(dollars in millions)	2018	2017	2016
Balance at January 1	$1,189	$1,086	$1,169
Additions for tax positions related to the current year	192	192	69
Additions for tax positions of prior years	344	73	167
Reductions for tax positions of prior years	(91)	(91)	(61)
Settlements	(15)	(71)	(258)
Balance at December 31	$1,619	$1,189	$1,086
Gross interest expense related to unrecognized tax benefits	$37	$34	$41
Total accrued interest balance at December 31	$255	$215	$185

The 2018 amounts above include amounts related to the acquisition of Rockwell Collins.
We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, India, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Korea, Spain, Switzerland, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2008.
During the quarter ended September 30, 2017, the Company recognized a noncash gain of approximately $64 million, including a pre-tax interest adjustment of $9 million, as a result of federal, state and non-U.S. tax year closures related to audit resolutions and the expiration of applicable statutes of limitation, including expiration of the U.S. federal income tax statute of limitations for UTC’s 2013 tax year.
During the quarter ended December 31, 2016, the Company recognized a noncash gain of approximately $172 million, including a pre-tax interest adjustment of $22 million, as a result of the closure of the audit by the Examination Division of the Internal Revenue Service (IRS) of UTC tax years 2011 and 2012.
During the quarter ended September 30, 2016, the Company recognized a noncash gain of approximately $58 million, primarily tax, as a result of the closure of the audit by the Examination Division of the IRS of Goodrich Corporation tax years 2011 and 2012 through the date of acquisition by UTC.
As of December 31, 2018, UTC’s tax years 2014, 2015 and 2016 were under audit by the Examination Division of the Internal Revenue Service (IRS) and the audit is expected to conclude during 2019. The Examination Division of the IRS is also auditing the 2014 tax year of a subsidiary acquired as part of UTC’s acquisition of Rockwell Collins and the audit is expected to conclude during 2019. Another subsidiary of the Company is engaged in litigation in Italy which is currently pending before the Italian Supreme Court following favorable lower court decisions.  The Italian Tax Authority recently announced an amnesty program; the Company expects to make a decision whether to take part in the first or second quarter of 2019.  If we participate, the Company would expect to recognize a non-cash gain, primarily tax, in the range of $90 million to $110 million before the end of the second quarter of 2019.
It is reasonably possible that a net reduction within the range of $470 million to $845 million of unrecognized tax benefits may occur over the next 12 months as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes.
See Note 18 "Contingent Liabilities" for discussion regarding uncertain tax positions, included in the above range, related to pending litigation with respect to certain deductions claimed in Germany.